September 22, 1995
                       DREYFUS GLOBAL GROWTH, L.P.
                           (A STRATEGIC FUND)
                        SUPPLEMENT TO PROSPECTUS
             DATED MAY 1, 1995, AS REVISED AUGUST 1, 1995
        The Fund's Managing General Partners recently approved, subject to the approval of the Limited Partners, an Agreement and Plan of Reorganization (the "Plan") which would reorganize the Fund into a Massachusetts business trust (the "Reorganization"). The Fund, as reorganized, will have the same investment objective and management policies and will continue to be managed by the same investment personnel and pay the same investment advisory fee. In addition, the Fund, as reorganized, will have the same purchase and redemption options and will offer the same investor services. Upon consummation of the Reorganization, the Fund's name will become Dreyfus Global Growth Fund.
        A special meeting of the Fund's Limited Partners to consider the Plan is scheduled to be held on or about December 1, 1995. A Proxy Statement with respect to the Plan is expected to be mailed on or about September 15, 1995 to Limited Partners of record on September 8, 1995. The Fund's Proxy Statement describes the tax implications of the Reorganization. PARTNERS SHOULD CONSULT THEIR TAX ADVISERS REGARDING THE TAX CONSEQUENCES OF THE REORGANIZATION TO THEM, INCLUDING STATE AND LOCAL TAX CONSEQUENCES.
                       033s092295